SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 11, 2004

                       Florida East Coast Industries, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Florida                       001-08728                59-2349968
         -------                       ---------                ----------
(State or other Jurisdiction      (Commission File No.)        (IRS Employer
     of Incorporation)                                       Identification No.)

                 One Malaga Street, St. Augustine, Florida 32084
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

--------------------------------------------------------------------------------

Item 12. Results of Operations and Financial Condition

On February 11, 2004, Florida East Coast Industries, Inc. issued a press release describing its results of operations for its fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99 to this report.

--------------------------------------------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Florida East Coast Industries, Inc.

                                           By: /s/ Heidi J. Eddins
                                               ---------------------------------
                                               Name: Heidi J. Eddins
                                               Title: Executive  Vice President,
                                               General Counsel And Secretary

Date: February 11, 2004

--------------------------------------------------------------------------------

EXHIBIT INDEX

Exhibits:

99 Press Release issued by Florida East Coast Industries, Inc., dated February 11, 2004.